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Exhibit 99.1

METHODE ELECTRONICS, INC.

Certification of Periodic Financial Report
Pursuant to 18 U.S.C. Section 1350

        Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Methode Electronics, Inc. (the "Company") certifies that the Quarterly Report on Form 10-Q of the Company for the quarter ended July 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in that Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 12, 2002	By:	/s/ WILLIAM T. JENSEN William T. Jensen Chairman (chief executive officer)

Dated: September 12, 2002	By:	/s/ DONALD W. DUDA Donald W. Duda President (chief operating officer)

Dated: September 12, 2002	By:	/s/ DOUGLAS A. KOMAN Douglas A. Koman Vice President, Corporate Finance (chief financial officer)

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  Exhibit 99.1
METHODE ELECTRONICS, INC.
Certification of Periodic Financial Report Pursuant to 18 U.S.C. Section 1350